UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 11, 2020

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8833 E. 34th Street North
Wichita, Kansas	67226
(Address of Principal Executive Offices)	(Zip Code)

(620) 325-6363
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On December 11, 2020, AgEagle Aerial Systems Inc. (the “Company”) dismissed D. Brooks & Associates CPAs (“D.Brooks”) as its independent registered public accountants and engaged WithumSmith+Brown, PC (“WSB”) as its independent registered public accountants. The engagement of WSB has been approved by the Audit Committee of the Company's Board of Directors.

D. Brooks’s reports on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2019 and 2018 and through December 11, 2020, there were no disagreements with D.Brooks on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to D. Brooks satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the fiscal years ended December 31, 2019 and 2018 and through December 11, 2020, there were no “reportable events” of the type described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we furnished D. Brooks with a copy of this Form 8-K on December 17, 2020 providing D. Brooks with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company under this Item 4.01 in response to Item 304(a) of Regulation S-K as the same pertains to D. Brooks and, if not, stating the respect in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Report.

(b) On December 11, 2020, the Company engaged WSB as the Company’s new independent registered public accounting firm effective upon the termination of D. Brooks. The retention of WSB was approved by the Audit Committee. During the fiscal years ended December 31, 2019 and 2018 and through December 11, 2020, the Company did not consult with WSB with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
16.1	Letter from D. Brooks & Associates, dated December 17, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2020	AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ Nicole Fernandez-McGovern
	Name:	Nicole Fernandez-McGovern
	Title:	Chief Financial Officer

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